Exhibit 10.4

AMENDMENT NO. 3

TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Agreement”), dated as of February 18, 2021, relating to that certain Amended and Restated Credit Agreement, dated as of July 19, 2018 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of July 24, 2018 and Amendment No. 2 to Amended and Restated Credit Agreement, dated as of July 31, 2020, as may be further amended, amended and restated, modified or supplemented from time to time, the “Existing Credit Agreement” and as amended by this Agreement, the “Credit Agreement”), by and among Intermedia Holdings, Inc., a Delaware corporation (the “Parent Borrower”), Intermedia.net, Inc., a Delaware corporation (“Intermedia”), Intermedia Voice Services, Inc., a Delaware corporation (“Intermedia Voice”), and AccessLine Communications Corporation, a Delaware corporation (“AccessLine” and collectively with the Parent Borrower, Intermedia and Intermedia Voice, the “Borrowers” and each a “Borrower”), Ivy Intermediate Holdings, Inc., a Delaware corporation, as Holdings and a Guarantor (“Holdings”), the other Guarantors party thereto, Toronto Dominion (Texas) LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), The Toronto-Dominion Bank, New York Branch, as L/C Issuer and Swing Line Lender and the Lenders party thereto from time to time, is entered into by the Loan Parties party hereto, the Administrative Agent and the Lenders party hereto, which collectively constitute the Required Lenders. Capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Credit Agreement.

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers have requested that the Administrative Agent and Lenders party hereto, which collectively constitute the Required Lenders, agree to amend the Credit Agreement in certain respects; and

WHEREAS, subject to the terms and conditions of this Amendment, the Administrative Agent and Lenders party hereto, which collectively constitute the Required Lenders, have agreed to amend the Credit Agreement as specified herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Subject to the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

Section 6.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Deliver to the Administrative Agent for prompt further distribution to each Lender, beginning with the fiscal year ending on December 31, 2018, within 90 days after the end of each such fiscal year, a detailed consolidated budget for the following fiscal year on a quarterly basis (including a projected consolidated balance sheet of the Parent Borrower and its Restricted Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by the Parent Borrower to be reasonable at the time such Projections were furnished, it being understood that such Projections are not to be viewed as facts or as a guarantee of performance or achievement of any particular results, are subject to significant uncertainties and contingencies many of which are beyond the control of the Parent Borrower and its Restricted Subsidiaries, and that actual results may vary from such Projections and that such variations may be material and that no assurance can be given that the projected results will be realized; and”

SECTION 2. CONDITIONS TO EFFECTIVENESS TO AMENDMENT TO CREDIT AGREEMENT. Section 1 shall become effective upon the receipt by the Administrative Agent of counterparts of this Agreement executed by the Administrative Agent, the Parent Borrower, each other Borrower, Holdings, each other Guarantor and the Required Lenders.

SECTION 3. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 4. CREDIT AGREEMENT GOVERNS. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender, Administrative Agent or Collateral Agent under the Existing Credit Agreement or Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or Credit Agreement, as the case may be, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or Credit Agreement, as the case may be, or any other Loan Document in similar or different circumstances.

SECTION 5. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGES TO FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

IVY INTERMEDIATE HOLDINGS, INC., as
Holdings and Guarantor

By:	/s/ Jason Veldhuis
Name: Jason Veldhuis
Title: Chief Financial Officer

INTERMEDIA HOLDINGS, INC., as Parent Borrower

By:	/s/ Jason Veldhuis
Name: Jason Veldhuis
Title: Chief Financial Officer

INTERMEDIA.NET, INC., as Borrower

By:	/s/ Jason Veldhuis
Name: Jason Veldhuis
Title: Chief Financial Officer

INTERMEDIA VOICE SERVICES, INC., as Borrower

By:	/s/ Jason Veldhuis
Name: Jason Veldhuis
Title: Chief Financial Officer

ACCESSLINE COMMUNICATIONS CORPORATION, as Borrower

By:	/s/ Jason Veldhuis
Name: Jason Veldhuis
Title: Chief Financial Officer

SERVERDATA.NET, INC., as Guarantor

By:	/s/ Jason Veldhuis
Name: Jason Veldhuis
Title: Chief Financial Officer

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

TELANETIX, INC., a Delaware corporation, as Guarantor

By:	/s/ Jason Veldhuis
Name: Jason Veldhuis
Title: Chief Financial Officer

TELANETIX, INC., a California corporation, as Guarantor

By:	/s/ Jason Veldhuis
Name: Jason Veldhuis
Title: Chief Financial Officer

ACCESSLINE HOLDINGS, INC., as Guarantor

By:	/s/ Jason Veldhuis
Name: Jason Veldhuis
Title: Chief Financial Officer

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

TORONTO DOMINION (TEXAS) LLC,
as Administrative Agent

By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as Swing Line Lender and L/C Issuer

By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

TRUIST BANK
as a lender

By:	/s/ David Bennett
Name: David Bennett
Title: Director

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION
as a Lender

By:	/S/ Glenn Autorino
Name: Glenn Autorino
Title: Managing Director

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

REGIONS BANK
as a Lender

By:	/s/ Steven Dixon
Name: Steven Dixon
Title: Director

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Apollo Trading LLC

/s/ Austin Penland
Austin Penland
Authorized Signatory

Appalachian Funding LLC

/s/ Austin Penland
Austin Penland
Authorized Sigantory

AUDAX CREDIT BDC INC., as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

THORNEY ISLAND LIMITED PARTNERSHIP,
By: Audax Management Company (NY), LLC, its investment adviser, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

KOCAA/AUDAX PRIVATE DEBT FUND, LP,

By Audax Management Company (NY), LLC, its investment manager, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

AUDAX CREDIT OPPORTUNITIES (SBA), LLC, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD., as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

AUDAX SENIOR LOAN FUND III SPV, LLC, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

AUDAX SENIOR DEBT (WCTPT) SPV II, LLC, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Audax Senior Loan Insurance Fund SPV, LLC,
By: Audax Management Company (NY), LLC, its manager, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Audax Senior Loan Fund III SPV, LLC, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Audax Senior Debt (AZ) SPV, LLC,
By: Audax Management Company (NY), LLC, its manager, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Audax Senior Debt (MP) SPV, LLC,
By: Audax Management Company (NY), LLC, its manager, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Audax Senior Debt (DMBA), LLC,
By: Audax Management Company (NY), LLC, its
manager,
as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Audax Senior Loan Fund (ST) SPV, LLC,
By: Audax Management Company (NY), LLC, its
manager,
as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Cliffwater Corporate Lending Fund,
By: Audax Management Company (NY), LLC, its
investment subadviser,
as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Audax Senior Loan IDF Fund-E SPV II, LLC,
By: Audax Management Company (NY), LLC, its manager, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Audax Senior Debt CLO I, LLC, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Audax Senior Debt CLO II, LLC, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Audax Senior Debt CLO III, LLC, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Audax Senior Debt CLO 4, LLC, as a Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Aries Capital Designated Activity Company
as a Lender

By:	/s/ Denesh Goolab
Name: Denesh Goolab
Title: Authorized Signatory

By:	/s/ Jihad CHIHEB
Name: Jihad CHIHEB
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

BLANFORD CAPITAL COMPANY #5, LLC,
as a Lender

By:	/s/ R. Scott Chisholm
Name: R. Scott Chisholm,
Title: Authorized Signer

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Elysium Limited as a Lender

By:	/s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

First Eagle Berkeley Fund CLO LLC as a Lender By: First Eagle Private Credit, LLC, its Designated Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Lake Shore MM CLO I Ltd. as a Lender By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Lake Shore MM CLO II Ltd. as a Lender By First Eagle Alternative Credit EU, LLC, as Servicer

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

NewStar Arlington Senior Loan Program LLC as a Lender By: First Eagle Private Credit, LLC, its Designated Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Wind River 2014-1 CLO Ltd. as a Lender By First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Wind River 2018-1 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, as Investment Manager

By: /s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Fortress Credit BSL III Limited as a Lender By: FC BSL Management LLC Series III, a designated series of FC BSL Management LLC

By: /s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

FORTRESS CREDIT BSL IV LIMITED as a Lender By: FC BSL Management LLC Series IV, a designated series of FC BSL Management LLC, its collateral manager

By: /s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Fortress Credit BSL V Limited as a Lender By: FC BSL Management LLC Series V, a designated series of FC BSL Management LLC, its collateral manager

By: /s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Fortress Credit BSL VI Limited as a Lender By: FC BSL VI Management LLC, its collateral manager

By: /s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Fortress Credit BSL VII Limited as a Lender By: FC BSL VII Management LLC, its collateral manager

By: /s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Fortress Credit BSL VIII Limited as a Lender By: FC BSL VIII Management LLC, its collateral manager

By: /s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Fortress Credit Opportunities IX CLO Limited as a Lender By: FCOD CLO Management LLC, its collateral manager

By: /s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Fortress Credit Opportunities VI CLO Limited as a Lender By: FCOO CLO Management LLC, its collateral manager

By: /s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Fortress Credit Opportunities VII CLO Limited as a Lender By: FCO VII CLO CM LLC, its collateral manager

By: /s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Fortress Credit Opportunities XI CLO Limited as a Lender By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Intermedia Holdings, Inc. Signature Page to Amendment No. 3 to Credit Agreement

Hoback Trading, LLC, as a Lender By: Truist Bank, as Manager

By:	/s/ Connie Bailey-Blake
Name: Connie Bailey-Blake
Title: Vice President

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

[M]ain Street Capital Corporation as a Lender

By:	/s/ Samuel Cashiola
Name: Samuel Cashiola
Title: Managing Director

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Monroe Capital MML CLO VII, Ltd.

By: Monroe Capital Asset Management LLC, as
Asset Manager and Attorney-in Fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

NORTHLEAF CAPITAL PARTNERS (CANADA) LTD.,
in its capacity as manager of each of:
NORTHLEAF SENIOR PRIVATE CREDIT LP and
NORTHLEAF SENIOR PRIVATE CREDIT-L LP,
each as a Lender

By:	/s/ Katherine Gurney
Name: Katherine Gurney
Title: General Counsel
Signed at Toronto, Canada

By:	/s/ Gavin Foo
Name: Gavin Foo
Title: Managing Director
Signed at Toronto, Canada

NSPC-L HOLDINGS II LP, as a Lender, by its general
partner, NSPC-L HOLDINGS II GP LTD.

By:	/s/ Katherine Gurney
Name: Katherine Gurney
Title: General Counsel
Signed at Toronto, Canada

By:	/s/ Gavin Foo
Name: Gavin Foo
Title: Managing Director
Signed at Toronto, Canada

NPC I HOLDINGS LP, as a Lender, by its general
partner, NPC I HOLDINGS GP LTD.

By:	/s/ Katherine Gurney
Name: Katherine Gurney
Title: General Counsel
Signed at Toronto, Canada

By:	/s/ Gavin Foo
Name: Gavin Foo
Title: Managing Director Signed at Toronto, Canada

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

CROWN POINT CLO III, Ltd.
By: Pretium Credit Management, LLC, as Collateral Manager, as a Lender

By:	/s/ Jonathan Chin
Name: Jonathan Chin
Title: Director

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

CROWN POINT CLO 5 Ltd.
By: Pretium Credit Management, LLC, as Collateral Manager, as a Lender

By	Jonathan Chin
Name: Jonathan Chin
Title: Director

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Mount Logan Funding 2018-1 LP
as a Lender

By:	/s/ Ted Goldthorpe
Name: Ted Goldthorpe
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Mount Logan MML CLO 2019-1 LP
as a Lender

By:	/s/ Ted Goldthorpe
Name: Ted Goldthorpe
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement

Garrison Funding 2018-2 Ltd.
as a Lender

By:	/s/ Ted Goldthorpe
Name: Ted Goldthorpe
Title: Authorized Signatory

Intermedia Holdings, Inc.

Signature Page to Amendment No. 3 to Credit Agreement